UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 9, 2015

INOGEN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36309	33-0989359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

326 Bollay Drive

Goleta, California 93117

(Address of principal executive offices, including zip code)

(805) 562-0500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 9, 2015, Inogen, Inc. (the “Company”) and ATLAS 35-75 INDUSTRIAL, LP, a Texas limited partnership, as successor in interest to TCIT Dallas Industrial, Inc., entered into an amendment (the “Amendment”) to the lease agreement dated as of December 4, 2014 (the “Lease”) relating to the lease of manufacturing and office space located at 1225-1249 Commerce Drive, Richardson, Texas 75081.  The Amendment provides for the following:

•

the lease of additional space located at 1221 Commerce Drive, Richardson, Texas 75081, containing approximately 13,294 rentable square feet, in addition to an HVAC utility room of approximately 667 square feet that is not included for purposes of rentable square footage calculations (the “Expansion Premises”);

•

the term of the lease shall begin on the date that is the later of January 1, 2016 or the date by which the landlord delivers actual possession of the Expansion Premises, and shall end on January 31, 2022 (the “Expansion Premises Term”), or otherwise on the expiration or earlier termination of the Lease;

•	payment by the Company of monthly base rent for the Expansion Premises of approximately $6,925 beginning in March of 2016 and increasing to approximately $8,020 by 2022;
•	payment by the Company of certain operating expenses during the Expansion Premises Term; and
•	the existing renewal option contained in the Lease shall also apply to the Expansion Premises.

The summary above is not intended to be complete and is qualified in its entirety by reference to the complete text of the Amendment attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

On November 10, 2015, the Company issued a press release reporting its financial results for the third quarter ended September 30, 2015. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Current Report under Item 2.02 and the exhibit attached hereto as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	First Amendment and Expansion of Premises entered into as of November 9, 2015, by and between Inogen, Inc. and ATLAS 35-75 INDUSTRIAL, LP.
99.1	Press Release, dated November 10, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INOGEN, INC.

By:	/s/Alison Bauerlein
Alison Bauerlein Executive Vice President, Finance, Chief Financial Officer, Secretary and Treasurer

Date:  November 10, 2015

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment and Expansion of Premises entered into as of November 9, 2015, by and between Inogen, Inc. and ATLAS 35-75 INDUSTRIAL, LP.
99.1	Press Release, dated November 10, 2015.